SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
February 26, 2007

HYDROGEN POWER, INC.
(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1942 Westlake Avenue, Suite 1010
Seattle, WA 98101
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (206) 448-5073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective February 26, 2007, Hydrogen Power, Inc. (the “Company”) dismissed GHP Horwath, P.C. (“GHP Horwath”) as the Company’s independent registered public accounting firm and engaged Peterson Sullivan PLLC (“Peterson Sullivan”) as the Company’s independent registered public accounting firm. The board of directors authorized the change in independent registered public accounting firms based upon the recommendation of the audit committee of the board of directors.

The report of GHP Horwath on the financial statements of the Company for the year ended December 31, 2004 contained an explanatory paragraph stating that the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002.  With the exception of the foregoing, GHP Horwath’s audit reports on the financial statements of the Company for the two most recent years ended December 31, 2005 and 2004 did not include an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the date of this report, there were no disagreements with GHP Horwath on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP Horwath, would have caused it to make reference to the matter thereof in connection with its report.

The Company has provided GHP Horwath with a copy of this report prior to the filing hereof and has requested that GHP Horwath furnish the Company a letter addressed to the Commission stating whether or not GHP Horwath agrees with the statements made by the Company in this report. A copy of GHP Horwath’s letter is attached hereto as Exhibit 16.1, and is incorporated herein by reference.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the date of this report, neither the Company nor anyone acting on its behalf consulted with Peterson Sullivan regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Peterson Sullivan concluded was an important factor considered by the Company in reaching a decision a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or reportable event as defined by Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter of GHP Horwath, P.C.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER, INC.
Date: March 2, 2007	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

EXHIBIT INDEX

Exh. No.	Exhibit
16.1	Letter of GHP Horwath, P.C.